MARCH 1, 2019

SUPPLEMENT TO

HARTFORD SCHRODERS US SMALL CAP OPPORTUNITIES FUND SUMMARY PROSPECTUS

DATED MARCH 1, 2019

AND

HARTFORD SCHRODERS FUNDS PROSPECTUS

DATED MARCH 1, 2019

This Supplement contains new and additional information regarding Hartford Schroders US Small Cap Opportunities Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.

Jenny B. Jones has announced her plan to retire from Schroder Investment Management North America Inc. later this year. Accordingly, effective April 1, 2019, Ms. Jones will no longer serve as a portfolio manager to Hartford Schroders US Small Cap Opportunities Fund. Accordingly, the above referenced Summary Prospectus and Statutory Prospectus are revised as follows until April 1, 2019:

(1)	Under the headings “Management” in the above referenced Summary Prospectus and “Hartford Schroders US Small Cap Opportunities Fund Summary Section - Management” in the above referenced Statutory Prospectus, the following information is added:

Portfolio Manager	Title	Involved with Fund Since
Jenny B. Jones	Portfolio Manager	2003

(2)	Under the heading “The Investment Manager and Sub-Advisers – Portfolio Managers – US Small Cap Opportunities Fund” in the above referenced Statutory Prospectus, the following information is added:

Jenny B. Jones, Portfolio Manager and Head of US Small and SMID Cap Equities of Schroders, has served as portfolio manager of the Fund since 2003. Prior to joining Schroders, Ms. Jones was portfolio manager and Executive Director at Morgan Stanley Investment Advisors Inc.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7459	March 2019